Exhibit 10.5

REPUBLIC POWER PTE LTD (201500006G)

5008 Ang Mo Kio Ave 5, #04-09, Singapore 569874

+65 6908 9825 | www.republicpower.net

SOFTWARE DEVELOPMENT SERVICE CONTRACT

THIS SERVICE CONTRACT (“Contract”) is made and entered into as of 05 January 2025, by and between:

1. (“Client”)

2. REPUBLIC POWER PTE LTD (UEN No. 201500006G), 5008 Ang Mo Kio Ave 5, #04-09 Techplace II, Singapore 569874 (“Service Provider”)

WHEREAS:

1. The Service Provider specializes in software development and AI-powered content solutions.

2. The Client wishes to engage the Service Provider to develop [SCOPE]

3. The Service Provider agrees to provide such services under the terms outlined herein.

1. SCOPE OF WORK

The Service Provider shall deliver a Content Creation Platform with AI backend, NLP conversational interface, and mini-app modules including video editing, video-to-text, and text-to-video, as detailed in Appendix A.

2. DEVELOPMENT TIMELINE

Start Date:

End Date:

Detailed phases and milestones are in Appendix B.

3. PAYMENT TERMS

Total contract value:

Milestones:

4. WARRANTY & SUPPORT

30-day post-acceptance warranty for defect resolution. Ongoing maintenance and upgrades available under a separate agreement.

5. INTELLECTUAL PROPERTY RIGHTS

Client receives full ownership of custom-developed work upon payment. Pre-existing tools remain Service Provider property but are licensed royalty-free for project use.

REPUBLIC POWER PTE LTD (201500006G)

5008 Ang Mo Kio Ave 5, #04-09, Singapore 569874

+65 6908 9825 | www.republicpower.net

6. CONFIDENTIALITY

Both parties agree to strict confidentiality of technical, commercial, and user data for three years post-contract.

7. LIABILITY & INDEMNITY

Service Provider’s liability is capped at total contract value. Service Provider indemnifies Client against third-party claims arising from infringement or gross negligence.

8. TERMINATION

Either party may terminate with 30 days’ notice for breach. Upon early termination, Service Provider is entitled to payment for completed work.

9. FORCE MAJEURE

Neither party is liable for delays caused by events beyond reasonable control, including natural disasters and government actions.

10. NON-COMPETITION & NON-SOLICITATION

Client agrees not to develop competing solutions using Service Provider’s proprietary knowledge for three years. Both parties shall not solicit each other’s employees for six months post-contract.

11. DISPUTE RESOLUTION

Disputes shall be resolved under Singapore law. If unresolved, they will be submitted to Singapore courts.

12. GOVERNING LAW

This Contract shall be governed by the laws of Singapore.

REPUBLIC POWER PTE LTD (201500006G)

5008 Ang Mo Kio Ave 5, #04-09, Singapore 569874

+65 6908 9825 | www.republicpower.net

SIGNING

Authorized Representative — [Client]

Name:
Title:
Date:

Authorized Representative — Republic Power Pte Ltd

Name:
Title:
Date:

REPUBLIC POWER PTE LTD (201500006G)

5008 Ang Mo Kio Ave 5, #04-09, Singapore 569874

+65 6908 9825 | www.republicpower.net

APPENDIX A — SCOPE OF WORK

REPUBLIC POWER PTE LTD (201500006G)

5008 Ang Mo Kio Ave 5, #04-09, Singapore 569874

+65 6908 9825 | www.republicpower.net

APPENDIX B — DELIVERY AND ACCEPTANCE CRITERIA

Contract Date:

Start Date:

End Date:

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